Exhibit 10.43

FLEWBER GLOBAL INC.

AMENDMENT TO SECURITIES PURCHASE AGREEMENT;

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

AND

REVISION TO FORM OF BRIDGE WARRANT

This Amendment to Securities Purchase Agreement. Amendment to Registration Rights Agreement and revision to form of Bridge Warrant (this “Amendment”) is dated as of December [  ], 2023, between Flewber Global Inc., a Delaware corporation (the “Company”), and the bridge investor identified on the signature page hereto the “Investor”), which amends that certain [Amended and Restated]1 Securities Purchase Agreement, dated as of [                        ], 2023 (the “Purchase Agreement”), among the Company, the Investor and the other investors parties thereto (the “Other Investors”); amends that certain [Amended and Restated]2 Registration Rights Agreement, dated as of [                         ], 2023, among the Company, the Investor and the Other Investors (the “Registration Rights Agreement”); and revises the form of Common Stock Purchase Warrant (the “Bridge Warrant”) to be issued to the Investor, upon the closing of an initial public offering by the Company (“IPO”), pursuant to the terms of the Purchase Agreement. The Company and the Investor are sometimes each individually referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used, but not otherwise defined herein, shall have the meaning given to those terms in the Purchase Agreement.

WHEREAS, the Parties entered into the Purchase Agreement, which among other things, defines “Lockup Period” for a period of 90 days after the closing of an IPO, during which the Investor and the Other Investors are prohibited from selling Conversion Shares and Warrant Shares, without the written consent of the underwriters of such IPO; and

[WHEREAS, the Parties entered into the Registration Rights Agreement, which among other things, the Company provides for the filing of a Registration Statement for the resale of the Registrable Securities (as such term is defined in the Registration Rights Agreement) on or before the date that the Lockup Period expires]3; and

WHEREAS, the form of Bridge Warrant provides for, among other things, the Investor’s right to exercise the Bridge Warrant on a cashless exercise basis if, at any time after [six months]4 [three months]5 after the issuance date of the Bridge Warrant, there is not an effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Investor; and

WHEREAS, the Parties desire to change the terms and conditions of the Purchase Agreement, the Registration Rights Agreement and form of Bridge Warrant as more specifically provided in this Amendment.

[1]	For February /April 2023 Bridge Financing only.
[2]	For February /April 2023 Bridge Financing only.
[3]	For all Bridge Financings, except the Initial Bridge Financings.
[4]	For February/April 2023 and May/July 2023 Bridge Financings.
[5]	For Initial Bridge and August/September Financings.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agreed to amend the Purchase Agreement and the Registration Rights Agreement and revise the provisions of the form of Bridge Warrant as follows:

1. Amendment to Purchase Agreement. Section 4.1(e) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows [A new Section 4.1(e) is added to the Purchase Agreement to read in its entirety as follows]6:

“(e) Notwithstanding any of the other provisions of this Section 4.1, each of the Purchasers hereby agrees and acknowledges that none of such Purchasers shall, within six (6) months after the closing of an IPO (or nine (9) months after the closing of an IPO if such Purchaser is also a director or executive officer of the Company) (the “Lockup Period”), subject to certain exceptions (i) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock, whether now owned or hereafter acquired by any such Purchaser or with respect to which such Purchaser has or hereafter acquires the power of disposition including, without limitation, the Conversion Shares and the Warrant Shares (collectively, the “Lock-Up Securities”); (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (i) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (iv) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities, unless the underwriter(s) participating in such IPO provide their prior written consent to any such sale or transfer prior to the expiration of the Lockup Period. Each Purchaser shall sign a “Lock-Up Agreement” agreeing to comply with such restrictions relating to the Lock-Up Securities.”

2. [Amendment to Registration Rights Agreement. The first sentence of Section 2.1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“2.1.1 The Company agrees to use its commercially reasonable efforts to file with the Commission a registration statement on Form S-1 (a “Resale Registration Statement”) to register the resale of the Registrable Securities and to cause such be declared effective under the Securities Act on or before the date which is nine (9) months after the closing of the Company’s IPO, and shall use its commercially reasonable efforts to keep such Resale Registration Statement continuously effective under the Securities Act for two (2) years after the effective date of the Resale Registration Statement, or until the date that all Registrable Securities covered by such Registration Statement (i) have been sold thereunder or pursuant to Rule 144, (ii) may be sold pursuant to Rule 144 without volume or manner-of-sale restrictions and without current public information (including pursuant to Rule 144(i)(2)), as reasonably determined by the counsel to the Company.”]7

[6]	For Initial Bridge.
[7]	For all Bridge Financings, except the Initial Bridge Financings.

3. Revision to Form of Bridge Warrant. The first three lines of Section 3(b) of the form of Bridge Warrant are revised in their entirety to read as follows:

“(b) Cashless Exercise. If, at the time after the date that is nine (9) months after the Issuance Date of this Warrant, there is no effective registration statement registering, or the prospectus contained therein is not available for, the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:”

4. General.

(a) This Amendment shall be effective as of the date hereof upon the execution and delivery of same by each of the Parties.

(b) Except as specifically set forth in this Amendment, there are no other amendments to the Purchase Agreement, the Registration Rights Agreement or revisions of the form of Bridge Warrant and all of the other forms, terms and provisions of the Purchase Agreement, the Registration Rights Agreement and the form of Bridge Warrant shall remain unmodified and, with respect to the Purchase Agreement and the Registration Rights Agreement, in full force and effect.

(c) Section 5.9 of the Purchase Agreement (Governing Law) shall be applicable to this Amendment.

(d) This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that the Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

IN WITNESS WHEREOF, each of the Company and the Investor has caused this Amendment to be effective and signed in its name effective as of the date set forth above.

FLEWBER GLOBAL INC.

By:
	Name:	Marc Sellouk
	Title:	Chief Executive Officer

INVESTOR SIGNATRE PAGE TO

FLEWBER GLOBAL INC.

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

AND

REVISION TO FORM OF BRIDGE WARRANT

Date: December __ , 2023

Name of Investor: _____________________________

Signature of Authorized Signatory of Investor: __________________________________

Name of Authorized Signatory: ______________________________________

Title of Authorized Signatory: _______________________________________

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